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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 20, 1999

YAHOO! INC.
(Exact name of registrant as specified in its charter)

0-26822
(Commission File Number)

DELAWARE (State or other jurisdiction of incorporation or organization)	77-0398689 (I.R.S. Employer Identification No.)

3420 CENTRAL EXPRESSWAY
SANTA CLARA, CALIFORNIA 95051
(Address of principal executive offices, with zip code)

(408) 731-3300
(Registrant's telephone number, including area code)

    The Registrant hereby amends and restates its Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 1999.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    On July 20, 1999, Yahoo! completed the acquisition of broadcast.com inc. ("broadcast.com"). A copy of the press release is included herein as Exhibit 99.1 and is incorporated by reference into this Item 2.

    Attached as Exhibit 99.2 are the supplementary consolidated financial statements for the six months ended June 30, 1999 and 1998 and the three years ended December 31, 1998 and the accompanying notes which reflect Yahoo!'s financial position and the results of operations as if broadcast.com was a wholly-owned subsidiary of Yahoo! since inception.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

99.1	*	Press Release dated July 20, 1999.
99.2		Supplementary Consolidated Financial Statements of Yahoo! Inc.

*
Previously filed.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YAHOO! INC.
Date: November 12, 1999	By:	/s/ GARY VALENZUELA Gary Valenzuela Senior Vice President, Finance and Administration, and Chief Financial Officer

YAHOO! INC.
INDEX TO EXHIBITS

Exhibit Number		Description
99.1	*	Press Release dated July 20, 1999.
99.2		Supplementary Consolidated Financial Statements of Yahoo! Inc.

*
Previously filed.

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.